THE GABELLI GLOBAL UTILITY & INCOME TRUST Investor Relations Contact: Adam Tokar (914) 457-1079 atokar@gabelli.com

PRESS RELEASE

For Immediate Release

THE GABELLI GLOBAL UTILITY & INCOME TRUST

EXTENDS EXPIRATION OF COMMON SHARE RIGHTS OFFERING

TO JUNE 29, 2022

Rye, NY – June 22, 2022 – The Board of Trustees of The Gabelli Global Utility & Income Trust (NYSE American: GLU) (the “Fund”) has extended the previously announced transferable rights offering which would allow the Fund’s record date common shareholders to acquire additional common shares (the “Offering”) to June 29, 2022. Except for the expiration and issuance dates, the remainder of the terms of the Offering are unchanged. The Offering is made only by means of a prospectus, and this announcement does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Fund’s securities.

SUMMARY OF THE TERMS OF THE OFFERING

•	Each shareholder has received one transferable right (the “Right”) for each common share held on the record date (May 12, 2022).

•	Four Rights plus $16.00 (the “Subscription Price”) will continue to be required to purchase one additional common share (the “Primary Subscription”). The purchase price is payable in cash.

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Record date shareholders who fully exercise their Primary Subscription Rights will be eligible for an over-subscription privilege. This privilege entitles these shareholders to subscribe, subject to certain limitations and a pro-rata allotment, for any additional common shares not purchased pursuant to the Primary Subscription. Rights acquired in the secondary market may not participate in the over-subscription privilege.

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The Rights began trading “when issued” on the NYSE American beginning on May 10, 2022. The Fund’s common shares traded “Ex-Rights” on the NYSE American beginning on May 11, 2022. The Rights began trading for normal settlement on the NYSE American (NYSE American: GLU RT) on May 17, 2022.

•	The Offering expires at 5:00 PM Eastern Time on June 29, 2022, unless further extended.

Inquiries regarding the Offering may be directed to:

Adam Tokar at 914-457-1079.

The Offering is made pursuant to the Fund’s effective shelf registration statement on file with the Securities and Exchange Commission.

Any common shares issued as a result of the Offering will not be record date shares for the Fund’s monthly distributions to be paid on May 23, 2022 and June 23, 2022, and will not be entitled to receive such distributions.

Depending on market conditions at the time of closing, the Fund may use the net proceeds from the offering for investment purposes consistent with the Fund’s investment objectives or, in the discretion of the Board, the proceeds may be used to redeem all or a portion of the Fund’s outstanding preferred shares.

The information herein is not complete and is subject to change. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by the final prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The base prospectus contains this and additional information about the Fund and the prospectus supplement, as supplemented, contains and will contain this and additional information about the Offering, and should be read carefully before investing. For further information regarding the Offering, or to obtain a prospectus supplement and the accompanying prospectus, please contact the Fund at 800-GABELLI or 914-921-5070.

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About The Gabelli Global Utility & Income Trust

The Gabelli Global Utility & Income Trust is a diversified, closed-end management investment company with $150 million in total net assets whose primary investment objective is to seek long-term growth of capital and income by investing primarily in utility companies involved in the generation and distribution of electricity, gas, and water. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL).

Investor Relations Contact

Adam Tokar at (914) 457-1079 or atokar@gabelli.com

NYSE American – GLU

CUSIP – 36242L105